UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

       Date of Report (Date of earliest event reported): December 30, 2003



                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)



             Netherlands Antilles                               0-19961                                  N/A
         (State or other jurisdiction                   Commission File Number             (I.R.S. Employer Identification
              of incorporation)                                                                        Number)
                                                     -----------------------------

                                                   7 Abraham de Veerstraat
                                                           Curacao
                                                    Netherlands Antilles
                                                     011-59-99-465-8525
                          (Address of principal executive offices and telephone number, including area code)

                                                     -----------------------------

Item 2.   Acquisition or Disposition of Assets

          This filing amends the Current Report on Form 8-K of Orthofix International N.V., dated January 7, 2004, to file the required financial statements and pro forma information required by Item 7.

Item 7.   Financial Statements and Exhibits

        (a)     Financial Statements of Businesses Acquired.

                The audited consolidated financial statements of Breg, Inc as of December 30, 2003 and December 31, 2002 and for the period from January 1, 2003 to December 30, 2003 and for the years ended December 31, 2002 and 2001 are filed as Exhibit 99.2 hereto.

        (b)     Pro Forma Financial Information.

                The unaudited pro forma combined statement of operations for the year ended December 31, 2003 is filed as Exhibit 99.3

        (c)     Exhibits

                10.1 Acquisition Agreement dated as of November 20, 2003, among Orthofix International N.V., Trevor Acquisition, Inc., BREG, Inc. and Bradley R. Mason, as shareholder' representative. *

                10.2 Amended and Restated Voting Subscription Agreement dated as of December 22, 2003, among Orthofix International N.V. and shareholders of BREG, Inc. identified on the signature pages thereto. *

                10.3 Credit Agreement dated as of December 30, 2003, among Colgate Medical Limited, as borrower, and Orthofix International N.V. and certain subsidiaries of the borrower, as guarantors, certain limited guarantors party thereto, the lenders parties t hereto, Wachovia Bank, National Association, as administrative agent, and Wachovia Capital Markets, LLC, as sole lead arranger and book manager. *

                23.1    Independent Auditor's Consent of Deloitte & Touche LLP.

                99.1    Press release dated December 31, 2003. *

                99.2 Audited Consolidated Financial Statements of Breg, Inc. as of December 30, 2003 and December 31, 2002 and for the period from January 1, 2003 to December 30, 2003 and for the years ended December 31, 2002 and 2001.

                99.3 Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003 and related Notes to Unaudited Pro Forma Combined Statement of Operations.



                -----------------------------------------

                *       Previously filed.

                                    Signature



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 12, 2004

                           ORTHOFIX INTERNATIONAL N.V.


                            By:      /s/ THOMAS HEIN
                                    ---------------------------------------
                                    Name:  Thomas Hein
                                    Title: Chief Financial Officer